EXHIBIT 10.2
                              EXPLORATION CONTRACT

                            (TRANSLATED FROM RUSSIAN)

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                                    CONTRACT

           for exploration of hydrocarbons in Yuzhny Alibek Oil Field partially located within the limits of the exploration blocks XXII-23-D,E in Mugojar District, Aktyubinskaya Oblast', in accordance with the License AE No 1557 as of 29.04.1999 between

                      AGENCY OF THE REPUBLIC OF KAZAKHSTAN
                                 ON INVESTMENTS

                                (Competent Body)

                                       and

                       JOINT-STOCK COMPANY "KASPIY NEFT'"

                                  (Contractor)



                                  Astana - 2000
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                                    CONTENTS

Preamble......................................................................
Section 1. Definitions........................................................
Section 2. Purpose of Contract................................................
Section 3. Term of Contract...................................................
Section 4. Contractual Area...................................................
Section 5. Title to property and information..................................
Section 6. Right of the State to acquire and requisition of minerals (oil)....
Section 7. General rights and obligations of the Parties......................
Section 8. Working Program....................................................
Section 9. Exploration Period.................................................
Section 10. Commercial  Oil Pool Discovery....................................
Section 11. Accounting and Reporting..........................................
Section 12. Measuring.........................................................
Section 13. Execution of Sub-contractual Works................................
Section 14. Financing.........................................................
Section 15. Taxes and Payments................................................
Section 16. Accountancy.......................................................
Section 17. Insurance.........................................................
Section 18. Liquidity and liquid fund.........................................
Section 19. Protection of Subsoil and Environment.............................
Section 20. Safety of Local Population and Personnel..........................
Section 21. Force-Majeure.....................................................
Section 22. Confidentiality...................................................
Section 23. Assignment of Rights and Obligations..............................
Section 24. Applicable Law....................................................
Section 25. Procedure for Settlement of Disputes..............................
Section 26. Guarantees of Contract Stability..................................
Section 27. Conditions for Termination and Suspension of Contract.............
Section 28. Language of Contract..............................................
Section 29. Additional Provisions.............................................

Appendices:

No 1 - License AE No 1557 as of 29.04.99.
No 2 - Working Program (Exploration Period)
No 3 - Approvals and Experts Conclusions


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     The present Contract for Exploration of Hydrocarbons in Alibek Yuzhny field partially located within the limits of the exploration blocks XXII-23-D,E in the territory of Mugojar District, Aktyubinskaya Oblast', Republic of Kazakhstan was concluded on the 7th of March, 2000, between Agency of the Republic of Kazakhstan on Investments (hereinafter referred to as Competent Body) and Joint-Stock Company "Kaspi Neft'" (hereinafter referred to as Contractor) as a holder of the License AE No 1557 as of 29.04.1999.

                                    PREAMBLE

     WHEREAS

1. Subsoil and all Mineral Wealth contained are government property in accordance with the Constitution of the Republic of Kazakhstan.

2. Republic of Kazakhstan is willing to conduct efficient and rational utilization of Mineral Wealth including exploration and test operation of Alibek Yuzhny Oil Field.

3. Contractor is willing and financially capable to conduct efficient and rational exploration works.

4. Government of the Republic of Kazakhstan has authorized the Agency of the Republic of Kazakhstan on Investments to conclude and execute the Contract.

5. Competent Body and Contractor have agreed that their mutual rights and obligations in Exploration of Hydrocarbons will be regulated by the Contract.

NOW THEREFORE, Competent Body and Contractor have agreed as follows:

                             SECTION 1. DEFINITIONS

     The terms and definitions not explained in this Section will have the meaning attached to them in the Decree of the President of the Republic of Kazakhstan "On Subsoil and Subsoil Use" as of January, 27, 1996, acting as a law (hereinafter referred to as Decree "On Subsoil") and other legislative acts on specific minerals and technogenic mineral formations.

1.   State (Republic) shall mean Republic of Kazakhstan.

2. Governmental Body shall mean a central executive body of the Republic of Kazakhstan authorized to execute definite functions in the name of the State (Republic).

3. Mining Allocation shall mean a document attached to the License determining spatial boundaries of the subsoil area allocated for execution of the works specified in the License.

4. Contractual Year shall mean a period of 12 (twelve) successive months according to the Gregorian Calendar; in the context of the Contract it begins from the effective date of the Contract.

5. Effective Date of the Contract shall mean the date given in Paragraph 3.1. of the Contract.

6. Legislation on Subsoil Use shall mean Decree of the President of the Republic of Kazakhstan "On Subsoil and Subsoil Use" as of January, 27, 1996, operating as a law and other legislative acts.


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7.   Commercial   discovery   shall  mean   discovery  one  or  several   fields
     commercially fit for Production in the Contractual Area.

8. Competent Body shall mean Agency of the Republic of Kazakhstan on Investments delegated with the rights directly connected with conclusion and execution of the Contract.

9. Contract shall mean the present Contract for Exploration of hydrocarbon raw materials in Alibek Yuzhny oil field between Competent Body and Contractor as well as all the Appendices to the Contract.

10. Contractual Area shall mean the territory specified in the License (Appendices 1,2,3) by the geographical coordinates and allocated for execution of exploration works.

11. License shall mean the License AE No 1557 (oil) as of 29.04.1999 issued by the Government of the Republic of Kazakhstan to the Joint-Stock Company "Kaspi Neft'" to conduct exploration of hydrocarbon raw materials in Alibek Yuzhny Oil Field located in Mugojar District, Aktyubinskaya Oblast', Republic of Kazakhstan.

12. Licensing Body shall mean "Licensor" executive body with the competence to issue licenses in accordance with the applicable law.

13.  License  Works  shall  mean all works  under the  License  and  Exploration
     Contract.

14. Oil Field shall mean Alibek Yuzhny oil field or a part of subsoil containing a natural accumulation of oil.

15. Taxes shall mean all the taxes and other compulsory payments paid to the state budget of the Republic of Kazakhstan, local budgets and non-budget. Funds.

16. Tax legislation shall mean Decree of the President of the Republic of Kazakhstan "On Taxes and other Compulsory Payments to the Budget" No 2235 as of April, 24, 1995, operating as a law, with all amendments and alterations, and other legislative and legal laws regulating payment of taxes and fees.

17. Subsoil shall mean a part of the earth's crust beneath edaphic (soil) layer and in the absence of the latter - beneath earth surface and floor of water reservoirs extending down to the depths accessible for Subsoil Use Operation with consideration for technological progress.

18. Subsoil Use Operations shall mean operations relating to exploration works conducted in the Contractual Area under the License.

19. Oil Operations shall mean operations relating to Exploration, Production, Construction and Operation of underground storing capacities and reservoirs of oil, Construction and Operation of Oil and Gas Pipelines executed in land within the limits of rivers, lakes and other inland waters as well as Marine Oil Operations.

20. Contractor shall mean Subsoil User, i.e. "Kaspi Neft'" Joint-Stock Company which has concluded the Contract with the Competent Body.

21.  Government shall mean Government of the Republic of Kazakhstan.

22. Accompanying Useful Minerals shall mean the components produced together with the essential mineral.

23. Positive practice of Oil Field Development shall mean established and generally accepted world practice of Oil Operations considered as rational, safe, efficient and necessary in conducting of Oil Operations.

24. Exploration shall mean operations relating to search of useful minerals fields and their evaluation.


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25.  Working  Program shall mean all types of design work to be implemented  for exploration the Contractual Area.

26.  Hydrocarbon Raw Materials shall mean oil, gas and condensate.

27. Parties shall mean Competent Body and Contractor where they are determined collectively.

28.  Subcontractor  shall mean a legal body or natural  person who has concluded
     an  agreement   with   Contractor  on  execution  of  a  specific  part  of
     Contractor's obligations under the Contract.

29. Third Party shall mean any natural or legal body except for the Contract Parties.

30. Proved Reserves shall mean geological and extractable oil reserves of Alibek Yuzhny Oil Field evaluated by the state examination.

31. Bonuses shall mean payments made at the time of specific periods of the Contract realization: "signing bonus" (for signing of the Contract), "commercial discovery bonus" (for discovery of a commercial oil field).

32. Royalty shall mean payments for the right to use subsoil during the process of hydrocarbon production. In case of test operation, royalty for test operation shall be specified.

33. Construction works shall mean operations for construction and operation of underground facilities of general purpose and for disposal of wastes

34. Production works shall mean operations relating to extraction of useful minerals from the subsoil to the land surface and from the technogenic mineral formations as the state property including all technological operations up to processing of mineral raw materials.

35. Rate of discount shall mean the coefficient used for balancing expenditures and returns by the beginning of the Contractor's works.

36. Customs payments shall mean all taxes, fees and duties specified in the register of customs duties in accordance with normative legal acts of the Republic of Kazakhstan.

                       SECTION 2. PURPOSE OF THE CONTRACT

2.1. The purpose of this Contract is execution of efficient geological exploration as well as determination and legal registration contractual relations between the Parties in accordance with the applicable legislation of the Republic of Kazakhstan.

                         SECTION 3. TERM OF THE CONTRACT

3.1. The Contract becomes effective from the time of its official registration in the authorized body and is valid during the time specified in Paragraph 4 of the License.

3.2. Term of the Contract expires on the last day of operation of the License.

3.3. The term of the Contract may be extended only after extension of the License.

3.4. When extended the terms and conditions of the Contract may be changed by written agreement of the Parties if such changes are in compliance with the provisions of the License.


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                          SECTION 4. CONTRACTUAL AREA

4.1. Contractor carries out exploration of hydrocarbon raw materials within the limits of the Contractual area in accordance with the License and provisions of the Contract.

4.2. If during exploration of hydrocarbon raw materials the geographical boundaries are found to go beyond the Contractual Area then the issue of its extension shall be decided by making additional provisions into the Contract.

4.3. Return of the Contractual Area except for the area where a commercial discovery is made will be executed after 2005.

               SECTION 5. PROPERTY RIGHTS TO STOCK AND INFORMATION

5.1. All tangible and intangible assets acquired by the Contractor for exploration of hydrocarbonic raw materials are property of the Contractor.

5.2.          Property rights to stock and other property laws indicated in 5.1.
              may be put in pledge or encumbered otherwise to the benefit of the Third Party in order to provide financing of exploration works in accordance with the legislation of the State.

5.3. The Contractor shall acquire the Information on Subsoil in the Contractual Area owned by the State in the Republican Center of geological information of the Ministry of natural resources and protection of environment of the Republic of Kazakhstan in the order established by the legislation of the State.

5.4. Information on geological structure of the subsoil, useful minerals contained, geological parameters of the oil fields, volume of the reserves, development conditions and other features of the subsoil contained in geological reports, maps and other materials are owned by the State if they are obtained from budgetary allocations and they are owned by the Contractor if they are obtained from its owned funds.

5.5. Geological and other information on Subsoil obtained by the Contractor in the process of exploration of hydrocarbons shall be duly transferred for storing, systematization and analysis to the Republican Center of geological information of the Ministry of Natural Resources and Environmental Protection of the Republic of Kazakhstan.

5.6. Utilization of the geological information on Subsoil obtained at the expense of the Contractor for training, research, commercial and other purposes and transferred in accordance with Paragraph
              5.5 of the Contract shall be determined on the basis of a separate agreement between Contractor and Republican Center of Geological Information of the Ministry of Natural Resources and Environmental Protection of the Republic of Kazakhstan in accordance with the Decree No 1357 as of 7.11.96. of the Government of the Republic of Kazakhstan "On approval of Regulations for Geological Information owned by the State and the order of its use for training, research, commercial and other purposes".

5.7. On termination of the Contract all geological information shall be transferred to the State property. The Contractor is obliged to transfer all the documents and other material carriers of geological information on a gratis basis including primary information to the Republican Center of Geological Information of the Ministry of Natural Resources and Environmental Protection of the Republic of Kazakhstan.


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    SECTION 6. RIGHT OF THE STATE TO ACQUIRE AND REQUISITE OF USEFUL MINERALS

6.1. In case of war, natural disasters or other emergencies stipulated by the law on emergencies, the Government has the right to requisite a part or all hydrocarbons owned by the Contractor. Requisition may be exercised to the extent required for needs of the State throughout the whole period of the emergency situation.

6.2. The State guarantees compensation for requested useful minerals in kind or reimbursing for the cost on the basis of world prices operating on the day of requisition (for a foreign contractor reimbursement is made in convertible currency and for a national contractor - in national currency of the State).

6.3. The State has the priority right to acquire hydrocarbons from the Contractor at the prices not higher than existing world prices. The limiting volume of the acquired hydrocarbons shall be 50% of all produced hydrocarbons at the prices not lower than cost price.

            SECTION 7. GENERAL RIGHTS AND OBLIGATIONS OF THE PARTIES

7.1.          CONTRACTOR HAS THE RIGHT:

7.1.1. To carry out exploration of hydrocarbons in the Contractual Area on an exclusive basis.

7.1.2. To make any independent legal actions on use of subsoil within the limits of the Contractual Area in accordance with the provisions stipulated in the License and the Contract.

7.1.3. In the Contractual Area and if necessary in other plots of land allotted to the Contractor in an established order, to construct objects of productive and social sectors essential for implementation of exploration and production works in accordance with the applicable laws.

7.1.4. To use objects and communications of collective use as agreed with their owners both in the Contractual Area and outside of its limits.

7.1.5. To conduct negotiations on extension of the term of the Contract on a priority basis in accordance with the procedure determined in Paragraph 3.3. of the Contract.

7.1.6. To invite Subcontractors for implementation of specific works related to exploration work.

7.1.7. To assign all or a part of his rights to other persons complying with the provisions of the Contract and legislation of the State.

7.1.8. Contractor may appoint Operator of the Contract at any time of the term of the Contract and both Contractor or any other person may by appointed as Operator hereby.

7.1.9. To terminate his activities in accordance with the provisions stipulated in the Contract and legislation of the State.

7.1.10. In case of termination of the Contract, Contractor has the right to dispose of his owned property.

7.1.11. To conduct exploration works strictly in accordance with the legislation of the State and Working Program.


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7.2.          CONTACTOR IS OBLIGED:

7.2.1. Within 90 days after registration of the Contract, to commence implementation of the Working Program.

7.2.2. To use the most efficient methods and technologies in exploration of hydrocarbons based on the norms and standards accepted in the world practice.

7.2.3. To use Contractual Area only for the purposes stipulated in the License and present Contract.

7.2.4. Not to prevent other persons to move freely within the limits of the Contractual Area, to use objects and communications of collective use or conduct any works including exploration and extraction of any other natural resources except oil if such activities do not require special safety measures and they do not interfere with exploration works.

7.2.5. To observe duly agreed technological designs and projects for exploration of hydrocarbons safe for the personnel and local population.

7.2.6. To prefer equipment, materials and finished products made in the State provided that they are competitive ecological and technical specifications, prices, working parameters and delivery conditions.

7.2.7. To give priority to the State organizations and institutions in using services for exploration of hydrocarbons including use of air, railway and water transport provided that these services are able to meet competition in price, efficiency and quality.

7.2.8. In conducting exploration of hydrocarbons, to take part in development of social sector of the Region and give priority to local personnel provided that they have proper experience and qualification.

7.2.9.        To submit  Working  Program and progress  reports to the Competent
              Body.

7.2.10. To finance (no less than 1% of annual capital cost of the licensed object) professional training of local personnel used in the works under the Contract.

7.2.11. To submit all necessary documents, information and unimpeded access of the inspecting bodies of the State to the working sites as they fulfill their duties and eliminate appropriately all the violations found.

7.2.12. If required to transfer information related to Exploration to the third parties only with written consent of the other Party.

7.2.13.       To  pay  timely  all  taxes  and  other  compulsory   payments  in
              accordance with the law of the State and the Contract.

7.2.14. In his activities, to preserve objects of cultural and historical importance located in the Contractual Area.

7.2.15. To forecast long-term ecological consequences of his activities under the Contract and submit these forecasts to the Competent Body and public organs of environmental protection; the final forecast to be submitted not later than one year before termination of the Contract.

7.2.16.       To  leave  the   Contractual   Area  in  the  state   meeting  the
              requirements of Mining and Sanitary Supervision and protection of subsoil and environment.

7.2.17. To restore the plots of land and other natural objects damaged as a result of the activities of the Contractor to the extent adequate for further utilization in accordance with the legislation of the State.


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7.2.18.       To compensate  fully damages  resulting from the activities of the
              Contractor and inflicted on environment, personnel and other organizations and population.

7.2.19. Contractor carries out Oil Operations in accordance with the License and Working Program agreed with the Authorized Body for supervision of safe procedure of work.

7.3.          OBLIGATIONS OF THE COMPETENT BODY:

7.3.1. To provide for fulfillment and cancellation of the Contract in the order and on the grounds envisaged in the legislation of the State.

7.3.2. To submit his proposals on withdrawal or alterations of the License to the Licensing Body.

7.3.3. To provide for a plot of land to the Contractor for use in accordance with the License.

7.4.          RIGHTS OF THE COMPETENT BODY:

7.4.1. To represent the State in talks with the Contractor regarding terms and conditions of the Contract.

7.4.2. In the process of execution of the Contract, to approach the Licensing Body with proposals on modification of the provisions of the License.

7.4.3. To demand regular and sample reporting on fulfillment of the provisions of the Contract.

7.4.4. To carry out inspection of the exploration works of the Contractor relating to his activity under the Contract.

7.4.5. To have access to any works in the Contractual Area relating to Exploration of Hydrocarbons.

                           SECTION 8. WORKING PROGRAM

8.1. Contractor executes Exploration of Hydrocarbons in accordance with the Working Program agreed with the Authorized Body on utilization and protection of subsoil.

8.2. Contractor may submit proposals on modification and/or addition of the agreed Working Program. Modifications, amendments and additions of the Working Program are made in written form if mutually agreed by the Parties.

                          SECTION 9. EXPLORATION PERIOD

9.1. Exploration Period consists of six successive years according to the License and may be extended twice as mutually agreed by the Parties with each period of extension as long as two years. Hereby the Parties shall determine the part of the Contractual Area for further exploration and make appropriate changes in the Working Program.

9.2. As Exploration works proceed, in case of commercial discovery the Contractor may retain the whole territory for himself.

9.3. The Contract terminates upon expiry of the Exploration Period with regard to specific extensions if no commercial discoveries or no decision on transition to the Production Period were made in the Contractual Area. If the Contractor refuses to continue operations under the Contract then he forfeits all the rights on the


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              Contractual  Area and may not  claim for any  compensation  of the expenses under the Contract.

                        SECTION 10. COMMERCIAL DISCOVERY

10.1.         If the  Contractor  makes a discovery of any  commercial  field of
              hydrocarbon   raw   materials   which  can  be,  to  his  opinion,
              economically profitable then he will immediately inform the Competent Body thereof and within 30-day period develops Working Program in order to evaluate its reserves and information required for determination of profitability of the Field.

10.2.         Within  Exploration  Period,  the Contractor will submit Design of
              Test  Operation   (Exploration)  to  the  Central  Commission  for
              Exploration (CCE).

10.3. The Contractor will execute Test Operation (Exploration) without conservation and draw up relevant documents essential for expert assessment of the field reserves.

10.4. Commercial Discovery entitles the Contractor with the exclusive right for conclusion Production Contract provided that provisions of the License and the Contract are met.

10.5. If no Commercial Discovery is made in the Process of Exploration then the Contractor has no right to compensate the expenses incurred in the process of Exploration.

                      SECTION 11. ACCOUNTING AND REPORTING

11.1. The Contractor undertakes to provide for accounting and within a specified period to keep all documents pertaining to Exploration under the Contract in accordance with the Legislation of the State.

11.2. Prior to the 10th day of the following month, the Contractor will submit to the Competent Body a detailed report on his business activity in the preceding quarter.

11.3. The Contractor will submit reports on his business activity to relevant state organs in the order and within a specified period of time according to the Legislation of the State.

11.4. The Competent Body will have the right to conduct inspection of adherence of the Contractor to the terms and conditions of the Contract and may attend, through his representatives, the site of Exploration conducted by the Contractor.

                             SECTION 12. MEASUREMENT

12.1. Measurement and weighing of Crude Oil produced in the Contractual Area shall be taken by the Contractor in accordance with the methods and practice accepted in the State.

12.2. Contractor with the participation of the Competent Body shall conduct annual tests of the equipment and instruments used for weighing and measurement of Crude Oil.

12.3. If the tests or inspection detect any defect of the equipment and instruments and the time of the defect cannot be determined properly then the time of the defect is determined as half the time from the previous measurement to the day of detection of the defect.


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12.4.         If the Contractor considers it is essential to make any changes in the method of measurement or replace the measuring instruments installed then he must provide notification to the Competent Body not later than 15 days before so that the representatives of the Competent Body can be present as these changes or replacement take place.

                    SECTION 13. EXECUTION OF SUBCONTRACT WORK

13.1. Contractor submits to the Competent body a plan of subcontract work, a list of subcontracts for supply of materials, equipment and services as a part of the Working Program to be concluded in the next calendar year with estimated costs of the subcontracts as well as a list of potential local and foreign subcontractors.

13.2. In conclusion of all subcontracts, the Contractor will give priority to services, equipment, materials and finished products made in the State if they are competitive in their ecological and technical specifications, prices, working parameters and terms of delivery.

13.3. Subcontractors are invited by the Contractor as a rule on a competitive basis.

13.4. Contractor is responsible for execution of subcontract works in accordance with the legislation of the State.

                              SECTION 14. FINANCING

14.1. Contractor shall assume responsibility for full financing of his activities under the Contract in accordance with the Working Program agreed by the Parties.

14.2. Contractor may freely obtain credits for financing his activities in any currency both in the State and outside if it complies with the legislation of the State.

14.3. Contractor may have accounts both in national and foreign currency in the banks of the State and outside for the purpose of execution of the Contract in order to receive monetary resources as receipts and earnings from the Contract.

                         SECTION 15. TAXES AND PAYMENTS

15.1. In connection with the activities under the Contract, the Contractor undertakes to pay taxes and payments in accordance with Tax Legislation of the Republic of Kazakhstan and provisions of the Contract. Whatever the organizational form of the Contractor, he shall be considered as a single taxpayer for the purposes of calculation of taxes and payments in connection with the activities under the Contract.

15.2.         Contractor undertakes to pay the following taxes and payments:

15.2.1. Income tax for legal entities. The Contractor is responsible for full deduction and transfer to the budget of the income tax withheld at the source of payment in accordance with Section II of the Law of the Republic of Kazakhstan "On taxes and other compulsory payments to budget" No 2235 as of April, 24, 1995 (hereinafter referred to as Tax Code) applicable on the effective date of the Contract.


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15.2.1.1.     Income tax for legal entities shall be paid at the rates specified in Articles 30-33 and 37 of Tax Code.

15.2.1.2. The Contractor is responsible for full deduction and transfer to budget of income tax on legal entities withheld at the source of payment in accordance with provisions of the Tax Legislation and international agreements ratified by the Republic and applicable on the date of emergence of tax obligations with the exclusion of dividend tax calculated in accordance with the Tax Legislation applicable on the Effective Date of the Contract. In the case of establishment of permanent representation of non-resident legal entity then the Contractor in addition to income tax shall be imposed with a tax on net income of this permanent representation calculated in accordance with the Tax Legislation applicable on the Effective Date of the Contract.

15.2.2. Value-added tax (VAT). The Contractor shall pay value-added tax in accordance with Section III of the Tax Code.

15.2.3.       Excises.  The  Contractor  shall pay  excises in  accordance  with
              Section IV of the Tax Code. The excisable goods are exclusively those listed in Article 76 of the Tax Code.

15.2.4.       Special taxes and payments of subsoil users:

15.2.4.1. Signing Bonus. The Contractor shall pay Signing Bonus in the amount of 100000 (one hundred thousand) US dollars. The Signing Bonus shall be paid within 30 days from the Effective Date of the Contract.

15.2.4.1.1. The Contractor shall submit the Declaration on the Signing Bonus to the Regional Tax Department in the place of registration prior to the 10th day of the month following a reporting one.

15.2.4.2. Bonus of Commercial Discovery. The amount of the Bonus of Commercial Discovery shall be determined in the Contract for Production or for Exploration and Production concluded by the Contractor for the oil fields located in the Contractual Area.

15.2.4.3. Royalty. The amount of the Royalty shall be determined in the Contract for Production or for Exploration and Production concluded by the Contractor for the oil fields located in the Contractual Area.

15.2.4.3.1. In the event of test production of hydrocarbons within the limits of the Contract, the Contractor shall pay royalty at the rate of 2% of the volume of hydrocarbons produced.

15.2.4.3.2. The object of royalty taxation shall be the volume of the produced hydrocarbons calculated in cost value on the basis of the average selling price of the hydrocarbons for the reporting period without regard of indirect taxes and reduced by the sum of actual expenses for transportation to the place of sale.

15.2.4.3.3. In the event of production of common useful minerals and underground water, the Contractor shall pay royalty at the rates and in the order established by the Tax Legislation effective on the date of emergence of payment obligations.

15.2.4.3.4. Royalty shall be paid on a monthly basis not later than the 15th day of the month following a reporting one.

15.2.4.3.5.   A reporting period for royalty is a calendar month.


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15.2.4.3.6.   Royalty  declaration  shall be submitted to the tax body not later than the 10th day of the month following a reporting one. Declaration form shall be approved by an authorized state body.

15.2.4.3.7. Money form of royalty payment may be replaced by payment in kind in the order established by the legislation with sending a notification on the order of payment to the Contractor no less than 60 days prior to the time of replacement.

15.2.4.4.     Compensation of historical expenses.

15.2.4.4.1. Total Cost of all expenses on prospecting and exploration work (historical expenses) in the licensed area of the Alibek Yuzhny oil field incurred for the account of the Budget of the Republic amounts to 2 831 630 (two million eight hundred and thirty one thousand and six hundred and thirty) US dollars.

15.2.4.4.2.   The  Contractor  undertakes  to pay 0,5% of the sum  specified  in
              15.2.4.4.1. to the budget of the Republic of Kazakhstan and amounting to 14 158 (fourteen thousand and one hundred and fifty eight) US dollars. The order of payment of historical expenses is determined in the Agreement on acquisition of geological information concluded between the Committee of Geology and Protection of Subsoil and the Contractor as of October, 21, 1999, No 247.

15.2.4.4.3. Time and order of payment of the remaining total sum of all expenses for exploration works specified in 15.2.4.4.1. of the Contract and amounting to 2 817 472 (two million and eight hundred and seventeen thousand and four hundred and seventy two) US dollars shall be determined in the Contract for Production of hydrocarbon raw materials to be concluded by the Contractor on the oil fields discovered in the Contractual Area.

15.2.4.4.4.   In  the  event  of  setting  up  a  joint   venture  with  foreign
              participation, the Contractor is obliged to pay 5% of the total cost of historical expenses specified in 15.2.4.4.1. of the Contract for the right to use the information.

15.2.4.4.5. Report on the amount of compensation of the historical expenses shall be submitted to tax authorities in the place of registration prior to the 20th day of the month following a reporting calendar quarter.

15.2.4.4.6. Payments of the sums of compensation of the historical expenses shall be made prior to the 25th of the month following a reporting calendar quarter.

15.2.4.4.7. The Contractor shall be responsible for violation of the order of calculation and payment of the sums of compensation of the historical expenses envisaged by the Tax Legislation for violations of the order of calculation and payment of taxes and other compulsory payments to the budget.

15.2.4.5. Excess profits tax. In the event of conclusion of the Production Contract, the Contractor shall pay excess profits tax at the rates and in the order established by the Legislation on the date of conclusion of the Production Contract.

15.2.5. Fee for registration of securities issue and assignment of national identification number for issue of the stocks not subject to state registration. The Contractor shall pay a fee for registration of securities issue and assignment of national identification number for issue of the stocks not subject to state registration in accordance with Section V of the Tax Code valid on the date of emergence of payment obligations.


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15.2.6.       Fees for passage of motor transport facilities in the territory of
              the  Republic  of  Kazakhstan   are  paid  by  the  Contractor  in
              accordance with the Legislation of the Republic valid on the date of emergence of payment obligations.

15.2.7. Payment for use of radio-frequency resource of the Republic of Kazakhstan shall be paid at the rates approved by the Decree of the Government of the Republic of Kazakhstan as of December, 11, 1996, No 1526, valid on the date of emergence of payment obligations.

15.2.8.       Social Tax. The Contractor shall pay Social Tax in accordance with
              Section VII of the Tax Code valid on the effective date of the Contract.

15.2.9.       Land tax. The Contractor  shall pay a land tax in accordance  with
              Section VII of the Tax Code.

15.2.10. Tax on transport facilities. The Contractor shall pay a tax on transport facilities in accordance with Section VIII of the Tax Code.

15.2.11. Tax on property of legal entities. The Contractor shall pay a tax on property of legal entities in accordance with Section IX of the Tax Code.

15.2.12. Auction fees. The Contractor will pay auction fees in accordance with the Tax Legislation valid on the date of emergence of payment obligations.

15.2.13. Registration fee for legal persons. The Contractor will pay a registration fee for legal persons in accordance with the Tax Legislation valid on the date of emergence of payment obligations.

15.2.14. License fee to acquire the right of carrying out a specified business activity. The Contractor will pay a license fee to acquire the right of carrying out a specified business activity fees in accordance with the Tax Legislation valid on the date of emergence of payment obligations.

15.2.15. Customs duties. The Contractor will pay the customs duties in accordance with the Law of the Republic of Kazakhstan "On Customs in the Republic of Kazakhstan as of July, 20, 1995, No 2368, with alterations and additions valid on the effective date of the Contract.

15.2.16. Payment for surface water resources. The Contractor will effect a payment for water used from the surface water resources in accordance with the Tax Legislation valid on the date of emergence of payment obligations.

15.2.17. Tax on forest utilization (forest income). The Contractor will pay a tax on forest utilization (forest income) in accordance with the Tax Legislation valid on the date of emergence of the payment obligations.

15.2.18. Payments for environmental pollution. The Contractor will effect payments for the environmental pollution in accordance with the Legislation effective on the date of emergence of the payment obligations.

15.2.19. Penalties for violation of the law on environmental protection. Penalties for violation of the law on environmental protection are paid in accordance with the Legislation valid on the date of detection of the violation.

15.2.20. Mandatory contributions to the Pension Fund. The Contractor will pay mandatory contributions to the Pension Fund in the order and at the amount determined by the Tax Legislation on Wages Fund for citizens of the Republic of Kazakhstan.

15.2.21.      State tax. The  Contractor  will pay state tax in the order and at
              the  amount   operating  on  the  date  of  emergence  of  payment
              obligations.


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15.2.22.      Payment made by legal and physical  persons for use of the symbols of the City of Almaty in their brands, service and trade marks. The Contractor will make payments for use of the symbols of the City of Almaty in their brands, service and trade marks in accordance with the Legislation valid on the date of emergence of payment obligations.

15.2.23. The Contractor will pay a fee for using the words "Kazakhstan", "Republic", "National" (in full or any derivatives) by legal persons (except for the state offices and non-commercial organizations) in their company names, service, brand and trade marks in accordance with the Legislation valid on the date of emergence of payment obligations.

15.3. Taxation of personnel. Personnel of the Contractor will pay taxes and other payments in accordance with the Tax Legislation valid at the time of emergence of the tax obligations. The Contractor will be responsible for the full and correct deduction of an income tax on natural persons from the source of payment to the budget in accordance with the Tax Legislation.

15.4. Taxation of Subcontractors. The Contractor will advise his subcontractors which render services to him that they and their personnel are obliged to pay taxes in accordance with the Tax Legislation and the Contractor will be responsible for the full and correct deduction of the taxes from the source of payment to the budget.

15.5. Taxation of assignment of rights. The incomes from assignment of rights will be subject to taxation in accordance with the Tax Code valid on the date of assignment..

15.6. Transfer price formation. The Contractor admits that the tax service may control the prices used by the Contractor in his commercial and financial operations and correct the Contractor's income for the purpose of taxation according to the Article 138-1 of the Tax Code.

15.7. General tax liability. Taxes paid by the Contractor in accordance with the terms of the Contract will not exempt the Contractor from the obligations to pay taxes on his business activities not related to the Contract and established by the legislation of the Republic.

15.8. Tax demarcation. For the purpose of tax calculation, the Contractor will not unite the revenues and deductions related to the Contract with the revenues and deductions outside the scope of the Contract.

15.9. Payment and placing of taxes and other payments. Any taxes and payments determined in this Contract shall be paid by the Contractor in the order and at the rates determined by the Legislation of the Republic.

15.10. All taxes, fees and duties shall be paid in Tenge or other national currency subsequently used in the Republic unless otherwise provided by the Legislation. All taxes and payments shall be paid as determined by the legislation of the Republic to the accounts indicated by the tax and financial service of the Republic.

15.10.1. Penalties and fines. Penalties and fines for the infringement of the Tax Legislation and untimely payment of the taxes to the budget will be applied in accordance with the Tax Legislation valid at the time of detection of the infringement.


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15.10.2.      Fines. Fines for untimely payment taxes and fees to the budget are applied in accordance with the Tax Legislation valid on the date of detection of the violations.

15.11. Stability of tax conditions. Tax conditions determined by the Contract (Tax regime) will be effective without any changes until the Contract is terminated with the exclusion of the cases when the changes of the Tax conditions are mutually agreed by the Parties of the Contract and do not entail any changes in regard of the initial economic interests of the Republic of Kazakhstan and the Contractor.

15.12. Access to information. The Contractor admits that the tax bodies of the Republic will have access to any information related to the accounts of the Contractor including any foreign bank accounts of the Contractor including the foreign bank accounts. The Contractor agrees to submit to the tax service of the Republic any information related to such accounts and hereby waives the right of confidentiality which may exist in accordance with the relevant provisions of the Legislation on bank secrets and other relevant laws.

                             SECTION 16. ACCOUNTING

16.1. The Contractor undertakes to effect full and correct accounting of all revenues and expenses under the Contract in accordance with the accounting procedure determined by the Legislation of the State.

16.2. All accounting books and documents of the Contractor shall be accessible for inspection by the Competent Body and official organs within their competence determined by the Legislation of the State.

                              SECTION 17. INSURANCE

17.1. Within 90 days from the effective date of the Contract, the Contractor will develop and submit to the Competent Body for approval the Insurance Program against risks, properties and liabilities related to the Exploration Program and:

              (1) transportation and warehousing of the goods delivered to the site of the Exploration works and test production;

              (2) the property of the Contractor used in the course of implementation of the Exploration works;

              (3) the environmental pollution including soil as well as the expenses on the elimination of the effects of pollution including melioration and land restoration;

              (4)    general civil and legal liability for the third parties.

17.2. The Contractor is obliged to effect social insurance of his employees against production accidents, occupational diseases including the costs of medical treatment of the employees due to such cases.

17.3. The Contractor may choose insurance companies at his discretion in accordance with the legislation of the State.


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                  SECTION 18. LIQUIDATION AND LIQUIDATION FUND

18.1. 180 days before the expiration date of the Contract the Contractor will submit to the Competent Body for approval a program of liquidation of the effects of his activities in the Contractual area under the Contract including the liquidation expense budget.

18.2. Abandonment and conservation of oil, gas and other wells shall be carried out in accordance with the provisions of the "Regulations on Conservation of Wells in oil and gas fields, underground storing facilities and thermal water reservoirs" and "Regulations on the procedure of abandonment of the wells and write-off of the expenses on their construction".

18.3. Liquidation Program shall provide for elimination or liquidation of the facilities and equipment used in the process of activities of the Contractor in the Contractual Area.

18.4. In order to provide for full financing of the Liquidation Program, the Contractor will set up Liquidation Fund in the amount of 1% as of Feasibility Study of the Exploration Works. The Liquidation Fund is governed by the Contractor.

18.5. The allocations to the Liquidation Fund in the amount of 1% will be effected by the Contractor annually and will be included into the costs of the Exploration works.

18.6.         If the actual costs of the liquidation exceed the Liquidation Fund
              then  the   Contractor   effects   additional   financing  of  the
              Liquidation.

18.7. If the actual costs of the liquidation are less than the Liquidation Fund then the unused balance will be returned by the Government to the Contractor and will be included into the taxable revenue of the Contractor.

18.8. If the Government decides on his own responsibility to extend operation of all or a part of the facilities transferred to him by the Contractor following the expiration date of the Contract then in this case the Contractor will bear no responsibility for implementation of the Liquidation Program and will assign to the State all the rights to use the assets actually saved up in the Liquidation Fund.

            SECTION 19. PROTECTION OF MINERAL WEALTH AND ENVIRONMENT

19.1. In the process of implementation of the Petroleum Operations the Contractor will be obliged to observe the Legislation of the State relating to protection of Subsoil and Environment and take all necessary measures for the following:

o    protect life and health of local population;
o    ensure rational and complete utilization of Mineral Wealth;
o preservation of natural landscapes and rehabilitation of disturbed lands and other geo-morphological structures;
o preservation of the energetic qualities of the upper layers of the Subsoil in order to prevent earthquakes, landslips, overflows, terrain subsidence.

19.2.          In the process of exploration  works conducted by the Contractor,
               the  following   requirements  shall  be  of  first  priority:  I
               Ecological Requirements:

o    preservation of environment;
o    prevention of technogenic land desertification;
o    prevention of water and wind erosion of soil;
o    insulation of lost circulation and fresh horizons in order to prevent their
     pollution;   application  of  non-toxic   re-agents  for  drilling  fluids;
     prevention of exhaustion and pollution of underground water;


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o    cleaning and re-circulation of drilling mud;
o disposal of remnants of drilling materials, fuels and lubricants using environmentally safe procedures;
     II. Requirements for subsoil protection:
o to provide for complete and integrated geological study of the Subsoil in order to carry out a certain evaluation of the quantities and structure of hydrocarbon raw materials in the oil fields and subsoil sections allocated for use including those not connected with production;
o to ensure rational and complete utilization of the subsoil resources during all stages of the Exploration works;
o reliable accounting of the extracted useful main and accompanying minerals and products of processing of mineral raw materials and wastes in the process of the oil field development;
o to use subsoil in accordance with the provisions of the Legislation of the Republic on protection of environment preserving the subsoil from dangerous technogenic processes during exploration and production of hydrocarbon raw materials;
o protection of subsoil from water invasion, fires, explosions, collapses of superincumbent rock mass and other natural factors reducing quality of the subsoil and complicating development and operation of the Oil Field;
o to prevent subsoil pollution in the process of exploration of hydrocarbon raw materials especially in underground storage of oil and gas or other substances and materials, disposal of hazardous substances and wastes and effluent discharge;
o to observe the procedure stipulated by Section 27 of the Contract for suspension and termination of exploration of the hydrocarbons.
o To ensure proper sanitary and ecological conditions for storing and disposing of industrial and household wastes in order to prevent their accumulation in catchment areas and in places of occurrence of underground waters;
o to ensure reliable and correct evaluation of the volume and structure of the hydrocarbon raw materials including accompanying components;
o The Contractor ensures complete and reliable geological, hydrological, ecological, engineering and technological studies of the objects of exploration of hydrocarbon raw materials.

19.3. Prior to commencement of his activities in subsoil use, the Contractor shall carry out evaluation of the environmental impact of the planned operations to be agreed with the State Sanitary and Epidemiological Service and permitted by the State organs for Nature Protection.

19.4. Data on technological monitoring and reports on environmental impact shall be submitted to the authorized bodies for environmental protection. 19.5. The Contractor is obliged to eliminate environmental violations committed by him, carry out rehabilitation works and fully compensate damage inflicted in the process of implementation of the Contract.

19.6. State control for observance of the Legislation on Protection of Subsoil and Environment is exercised by duly authorized state bodies. The project shall be agreed with the State Sanitary and Epidemiological Service.

19.7. The Contractor shall implement the works on Protection of Environment in the Contractual Area.


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19.8.          After  termination  of the Contract or return of the  Contractual
               Area by stages, the Contractor shall transfer the Contractual Area in the conditions prior to the operations under the Contract and suitable for further proper use in accordance with the Legislation of the State.

19.9. Any infringements (deterioration) of the environmental conditions and the Contractual Area itself shall be restored at the expense of the Contractor up to the point suitable for further proper use.

19.10. The Subsoil User is obliged to inform public opinion regarding ecological situation in the Contractual Area and its changes resulting from the Exploration works conducted by the Contractor.

19.11. To make up a balance and organize a monitoring of the wells previously drilled in the Contractual Area.

              SECTION 20. SAFETY OF LOCAL POPULATION AND PERSONNEL

20.1. In the course of the implementation of the Exploration works under the Contract, the Contractor will ensure the observance of the safety norms and sanitary regulations stipulated in the Legislation as well as he will take actions for prevention and elimination of the accidents and occupational diseases.

20.2. The Exploration works presenting a danger for human life and health shall be prohibited in accordance with the Legislation.

20.3. The State Safety Control for observance of the standards of safety and industrial sanitary in implementation of the Exploration will be carried out by a specially authorized body of the Republic.

20.4.          The  general   requirements   of  safe   implementation   of  the
               Exploration  works  are  as  follows:   to  give  access  to  the
               Exploration works only to the persons specially trained and qualified as well as the management of the Exploration Works will be entrusted only to the persons having proper education and experience;

o to supply the working cloths and the means of individual and collective protection required for personal safety to all the persons involved in the Exploration Operations;
o to operate the machines, equipment and materials complying with the applicable standards of safety and sanitary;
o proper registration, storing and consumption of the explosives and accessories as well as their safe and correct handling;
o to carry out technical, geological, geodesic and other monitoring necessary and sufficient for technological working cycle and forecasting of possible emergencies;
o to renew technical documentation and programs of the average liquidation which make more precise the borders of the areas safe for work;
o observance of the terms and conditions of the project systems of Oil field Development, projects and technological designs for Exploration, Development and Construction of Oil, Gas and Water fields;
o to carry out relevant sanitary and hygienic actions to prevent professional diseases and professional poisoning;
o    to create conditions favorable for health;
o to organize routine and periodical medical examination of the employees working in harmful and unfavorable conditions;


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o    to organize  lab  instrumental  control of the air in the working  zone and monitoring of harmful factors in working stations (noise, vibration, microclimate, severity and labor intensity etc.);
o to provide for sufficient quantity of good potable water and complete set of sanitary and amenity premises in accordance with the approved standards and norms.

20.5. In case of emergence of any direct threat to life and health of the employees and/or local population, the executive officers of the Contractor are obliged to stop work immediately and to ensure evacuation of the people to a safe place and supply complete information hereof to the Competent Body and regional executive authorities.

20.6. To execute all operations under the Contract for Exploration of Hydrocarbon Raw Materials and Construction of Oil Fields only in accordance with the project designs positively approved by Mining Supervision Department of the Agency on Emergency Situations of the Republic of Kazakhstan.

                            SECTION 21 FORCE-MAJEURE

21.1. Neither Party of the Contract will be default on their obligations under the Contract if this default or delay in fulfillment of their obligations under the Contract occurs due to the force-majeure circumstances:

21.2. The circumstances or events which either Party is unable to foresee and to control include military conflicts, natural calamities and disasters (fires etc). The given list is not exhaustive.

21.3. In the event of force-majeure circumstances the damaged Party will notify the other Party at short notice by handing or mailing a written notification specifying the date of commencement and description of the force-majeure circumstances.

21.4. In the event of force-majeure circumstances the Parties will meet at the earliest possible date in order to find an equitable solution of the situation and will take all possible measures to minimize the consequences of the force-majeure.

21.5. If the Operations under the Contract are completely or partially suspended due to the force-majeure circumstances then the term of the Operations will be extended for a period equal to the duration of this suspension and resumed from the time of ceasing of force-majeur circumstances.

                           SECTION 22. CONFIDENTIALITY

22.1. The information received or acquired by either Party in the process of implementation of the Contract will be considered confidential, and the Parties may use the confidential information for drawing up reports envisaged by the Legislation of the Republic.

22.2. The Parties have no right to transfer confidential information to the third parties without consent of the other Party with the exclusion of the following cases:

o    if such information is used in court proceedings;
o if the information is furnished to the third parties rendering services to the Contractor provided that such third party assumes the obligation to regard this information as


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     confidential  and to use it only for the purposes  specified by the Parties and during the period of time determined by the Parties;
o    if  such   information  is  furnished  to  any  bank  or  other   financial
     organization from which the Contractor receives financial funds provided that such a bank or other financial organization assumes the obligation to consider such information as confidential and use it only for the specified purposes.

22.3. In accordance with the Legislation of the Republic, the Parties will determine the time for keeping information confidential as per all documents, information and reports related to implementation of the Exploration Operations in the Contractual Area.

                SECTION 23. ASSIGNMENT OF RIGHTS AND OBLIGATIONS

23.1. Assignment of the rights and obligations under the Contract to the third party except for an associated company of the Contractor may be permitted only with a written consent of the Licensing Body.

23.2.          The  expenses   connected  with  assignment  of  the  rights  and
               obligations under the Contract shall be born by the Contractor and shall not be compensated by the State.

23.3. For as long as the Contractor continues to take any part in the Contract, he and the third party to which he assigned the rights and obligations shall be collectively responsible for the Contract.

                           SECTION 24. APPLICABLE LAW

24.1. Legislation of the State will be applied for the purpose of the Contract and other agreements signed on the basis of the Contract.

24.2. The Contractor assumes an obligation to fulfill the international obligations of the State for protection of environment in the Contractual Area and land sections linked with it.

                SECTION 25. PROCEDURE FOR SETTLEMENT OF DISPUTES

25.1.          The  Parties  will  take all  necessary  actions  to  settle  the
               disputes  and   differences   under  the  Contract  by  means  of
               negotiations.

25.2. If any dispute cannot be settled by means of negotiation within 60 (sixty) days from the date of its emergence then the Parties may transfer the disputable matter to the courts of the State authorized to consider such disputes.

                    GUARANTEES OF STABILITY OF THE CONTRACT

26.1. Terms and conditions of the Contract will remain the same throughout the effective term of the Contract.

26.2. Alterations and amendments unfavorable for the Contractor and adopted after conclusion of the Contract shall not be applied to the Contract.

26.3.          In the case of such alterations and amendments specified in 27.2.
               the Parties will be guided by Paragraph 15.11. of the present Contract.


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                   TERMINATION AND SUSPENSION OF THE CONTRACT

27.1. The Competent Body shall suspend the Contract in a binding order if:

o    The License is suspended;
o There is a direct threat to life or health of the people working or residing in a zone influenced by the operations under the Contract;

27.2. The Competent Body has the right to suspend the Contract in the following cases:

o    the  Contractor  executes  the  operations  not provided for in the Working
     Program;
o in the process of his activities, the Contractor violates the legislation of the State pertaining to protection of subsoil, environment and safe operation;
o in the process of his activities, the Contractor violates the procedure of payment of taxes and other compulsory payments specified in the Contract;
o the Contractor is declared bankrupt in accordance with the legislation of the State;
o    the above-mentioned list may be added as mutually agreed by the Parties.

27.3. In case of suspension of the Contract, the Competent Body gives a written notification to the Contractor on the reasons of such suspension and determines a reasonable term for their elimination.

27.4. The Contract will be renewed after the notice of elimination of the reasons for suspension of the Contract.

27.5.          The Contract may be early terminated only in the following cases:

o when the Contractor refuses to eliminate the reasons responsible for suspension of the Contract or fails to eliminate them by the date specified by the Competent Body;
o    in the case of early termination of the License;
o when the Contract is declared invalid in accordance with the Legislation on Subsoil;
o if any fact of violation of the Legislation of the State in signing and registration of the Contract is established in legal form;
o if any fact of essential departure of the terms and conditions of the Contract from the provisions of the License or competitive conditions on the basis of which the License was granted to the Contractor;
o if the Contractor assigns all or a part of his rights under the Contract to the third party in defiance of Section 24 of the Contract;
o if any fact of intended furnishing of false information on implementation of Exploration in the Contractual Area to the Competent Body or other official body by the Contractor is established in legal form;
o if the Contractor effects repeatedly the actions responsible for the previous suspension of the Contract;
o if the Contractor discontinues his operations under Working Program for a term of more than 90 days except for the events caused by the circumstances of force-majeur;
o if the provision for confidentiality of information under the Contract is violated.

27.6.          The Contract may be  terminated  due to the reasons  specified in
               27.5. within 30 days after the date of receipt of written notification of early termination of the Contract from the Competent Body.

27.7. The Parties shall not be exempted from their current liabilities under the Contract which remain unfulfilled by the time the notification of termination of the Contract is received by the Contractor.


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                      SECTION 28. LANGUAGE OF THE CONTRACT

28.1. The text of the Contract, appendices and supplemented documents are made up in Kazakh and Russian and both copies are identical

28.2. If any differences or disputes arise between Kazakh and Russian texts then the Russian text will be given a preference.

28.3. The Parties agree that Russian will be used as a language of communication. From the effective date of the Contract, all technical documentation and information on Exploration Operations will be made up in Russian.

28.4.          Documentation   and  information   pertaining  to  administrative
               activities will be made up in Russian or Kazakh language.

                        SECTION 29. ADDITIONAL PROVISIONS

29.1. All notifications and document required as per execution of this Contract will be considered as duly submitted or received by either Party only if they are actually submitted or received.

29.2. All notifications and documents shall be handed over personally or transmitted by mail, registered air mail, fax, telex or telegraph to the following addresses:

Address of the Competent Body           Address of the Contractor

Astana, Mira Str., 10                   480100 Republic of Kazakhstan,
Tel.:118 161, 118 152                   Atyrau, Lenina Str., 4.
Fax:32-12-70                            tel., fax: 63-66-44
Agency                                  "Kaspi Neft'" Company,
Of the Republic of Kazakhstan           President
On Investments,
Chairman

        D.O.Kuanyshev                               K.M.Shanenov

29.3. If the address under the Contract changes then the Party involved will give a notice thereof to the other Party.

29.4. All appendices to the Contract shall be considered as integral parts of the Contract. With any differences or discrepancies between the provisions of the appendices and the Contract itself, the latter will be given a preference.

29.5. Any amendments or additions to the Contract not conflicting with the provisions of the License will be drawn up upon written consent of the Parties. Such an agreement will be an integral part of the Contract.

The present Contract is concluded by the duly authorized representatives of the Parties as of March, 7, 2000, Republic of Kazakhstan.


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Agency of the Republic of Kazakhstan            Contractor
On Investments

By: /S/ D.O.Kuanyshev                    By: /S/ K.M.Shanenov
signature                                signature

Agency                                   "Kaspi Neft'" Company,
of the Republic of Kazakhstan                  President
on Investments,
Chairman

         D.O.Kuanyshev                          K.M.Shanenov


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